UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   February 7, 2001

                                -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                                    *                 23-3057155
------------------------             -------------        ----------------------
(State or other jurisdiction          (Commission            (IRS Employer
of incorporation)                     File Number)         Identification No.)

One Logan Square
130 N. 18th St., Suite 2615
Philadelphia, PA                                                 19103
------------------------------------------------          ----------------------
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:       (215) 557-7488

                                        *
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

* This report is being filed with the Securities and Exchange Commission by the Registrant as a successor issuer to I-Trax.com, Inc. by virtue of paragraph (a) of Rule 12g-3 under the Securities Exchange Act of 1934, as amended. The Commission File Number of I-Trax.com, Inc. is 0-30275.

Item 2.   Acquisition or Disposition of Assets.

          None.

Item 5.   Other Events.

          None.

Item 7.   Financial Statements and Exhibits.

          In order to update the financial statements filed on Form 8-K on February 22, 2001, I-trax, Inc. is filing this report to include audited financial statements of the acquired, I-Summit Partners, LLC from date of inception, January 18, 2000, through December 31, 2000. The proforma financial statements have been incorporated into I-trax, Inc.'s filing of its 10-KSB filed on April 2, 2001.


Exhibit 23     Consent of Independent Certified Public Accountants.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              I-TRAX, INC.

Date:  April 23, 2001                         By: /s/ Anthony Tomaro
                                                  -----------------------------
                                                  Name:  Anthony Tomaro
                                                  Title: Chief Financial Officer

                              ISUMMIT PARTNERS, LLC
                               FINANCIAL STATEMENT
                                 FROM INCEPTION
                   JANUARY 18, 2000 THROUGH DECEMBER 31, 2000

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


To the Members of
ISUMMIT PARTNERS, LLC
New York, N.Y.

          We have audited the accompanying balance sheet of ISUMMIT PARTNERS, LLC (the "Company") as of December 31, 2000, and the related statements of operations and members' equity and cash flows for the period from inception, January 18, 2000 through December 31, 2000. The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

          We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2000 and the results of its operations and its cash flows for the period from inception, January 18, 2000 through December 31, 2000 in conformity with generally accepted accounting principles.




                                                 BERNATH & ROSENBERG P.C.
                                                 Certified Public Accountants
New York, N.Y.
April 3, 2001

                              ISUMMIT PARTNERS, LLC
                                  BALANCE SHEET
                                DECEMBER 31, 2000

                  ASSETS
CURRENT ASSETS
           Cash                                              $ 11,245
           Loans Receivable (Note 2)                           60,439
                                                             --------
                    Total Current Assets                       71,684
Property, Plant and Equipment (Note 1)
           Furniture & Fixtures                                 3,248
           Equipment                                           13,004
           Less: Accumulated Depreciation                      (5,418)
                                                             --------
                    Total Property, Plant and Equipment        10,834
                                                             --------
TOTAL ASSETS                                                 $ 82,518
                                                             ========
        LIABILITIES AND MEMBERS' EQUITY
CURRENT LIABILITIES
           Accounts Payable                                  $  5,763
           Accrued Expenses (Note 3)                           64,612
                                                             --------
                    Total Current Liabilities                  70,375
           Commitments and Contingencies
           Members' Equity (Note 4)                            12,143
                                                             --------
TOTAL LIABILITIES AND MEMBERS' EQUITY                        $ 82,518
                                                             ========




                        See Notes to Financial Statements

                              ISUMMIT PARTNERS, LLC
                   STATEMENT OF OPERATIONS AND MEMBERS' EQUITY
            FROM INCEPTION JANUARY 18, 2000 THROUGH DECEMBER 31, 2000

REVENUE                                                         $       -0-
                                                                ===========
GENERAL AND ADMINISTRATIVE EXPENSES:
           Salaries                                                 181,080
           Payroll Taxes                                             19,572
           Rent                                                      28,766
           Health Insurance                                           1,145
           Advertising                                                3,449
           Consulting                                                50,000
           Shows & Expositions                                       10,525
           Dues & Subscription                                          280
           Professional Fees                                        123,524
           Office Expense                                            10,662
           Miscellaneous Expenses                                     4,567
           Internet Expense                                           5,305
           Development Costs                                        632,210
           Depreciation                                               5,418
           Telephone                                                  4,642
           Travel & Conferences                                      16,712
                                                                -----------
                    Total General & Administrative Expenses       1,097,857
                                                                -----------
Net Loss                                                         (1,097,857)
Members' Contributions                                            1,110,000
                                                                -----------
Members' Equity - December 31, 2000                             $    12,143
                                                                ===========



                        See Notes to Financial Statements

                              ISUMMIT PARTNERS, LLC
                             STATEMENT OF CASH FLOWS
            FROM INCEPTION JANUARY 18, 2000 THROUGH DECEMBER 31, 2000

Cash Flows From Operating Activities:
           Net Loss                                          $(1,097,857)
                                                             -----------
           Adjustments to Reconcile Net Loss to Net Cash
                    Used In Operating Activities:
                    Depreciation                                   5,418
           Changes in Operating Assets and Liabilities:
                    Increase in Loans Receivable                 (60,439)
                    Increase  in Account Payable                   5,763
                    Increase in Accrued Expenses                  64,612
                                                             -----------
                            Total Adjustments                     15,354
                                                             -----------
           Net Cash Used In Operating Activities              (1,082,503)
                                                             -----------
Cash Flows From Investing Activities:
           Cash Payments for the Purchase of Property            (16,252)
                                                             -----------
           Net Cash Used In Investing Activities                 (16,252)
                                                             -----------
Cash Flows From Financing Activities:
           Capital Contributions by Members                    1,110,000
                                                             -----------
           Net Cash Provided by Financing Activities           1,110,000
                                                             -----------
Net Increase in Cash and Equivalents                              11,245
                                                             -----------
Cash  - December 31, 2000                                    $    11,245
                                                             ===========

                        See Notes to Financial Statements

                              ISUMMIT PARTNERS, LLC
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION JANUARY 18, 2000 THROUGH DECEMBER 31, 2000


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
----------------------------------------------------
This summary of significant accounting policies of ISUMMIT PARTNERS, LLC , dba My Family MD (the Company) is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for its integrity and objectivity. These accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

a. Business Activity
   -----------------
The Company was formed in January 2000. The focus of the Company is to allow patients to assist their physicians in both wellness and disease management through their unique MD Wizard application readily accessible via the Internet. The purpose of the Internet abled software is to streamline clinical care for the patient, physician and institutions, including insurance providers and hospitals.

b. Cash and Cash Equivalents
   -------------------------
The Company considers all highly liquid investments with maturities of three months or less at the time of the purchase to be cash equivalents.

c. Property and Equipment
   ----------------------
Property and equipment are stated at cost. Depreciation is computed on the straight-line method (half-year convention) over estimated useful life. The estimated useful lives of property and equipment are from 3 to 5 years. Expenditures for maintenance and repairs are charged against operations. Renewals and betterments that materially extend the life of the assets are capitalized.

d. Revenue Recognition
   -------------------
In October 1997, the American Institute of Certified Public Accountant's Accounting Standards Executive Committee ("ACSEC") issued Statement of Position ("SOP") 97-2, "Software Revenue Recognition ." SOP 97-2 was effective January 1, 1998 and generally requires revenue earned on software arrangements involving multiple elements such as software products, upgrades, enhancements, post-contract customer support, installation and training to be allocated to each element based on the relative fair value of the elements. Upon commencement of operations, the Company will adopt SOP 97-2 and SOP 98-9 as discussed below.

In December 1998, the ACSEC released SOP 98-9, "Modification of SOP 97-2, "Software Revenue Recognition with Respect to Certain Transactions." SOP 98-9 amends SOP 97-2 to require that an entity recognize revenue for multiple element arrangements by means of the "residual method" when (1) there is vendor-specific objective evidence ("VSOE") of the fair values of all the undelivered elements that are not accounted for by means of long-term contract accounting, (2) VSOE of fair value does not exist for one or more of the delivered elements, and (3) all revenue recognition criteria of SOP 97-2 (other than the requirement for VSOE of the fair value of each delivered element) are satisfied.

                              ISUMMIT PARTNERS, LLC
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION JANUARY 18, 2000 THROUGH DECEMBER 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)
---------------------------------------------------------------

e. Use of Estimates
   ----------------
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported in its financial statements and accompanying notes. Actual results could differ from those estimates.

f. Income Taxes
   ------------
The Company is a limited liability company, treated as a partnership for income tax purposes, and as such is not subject to income tax. Accordingly, no provision for Federal and State income taxes is provided in the financial statements. The Company is subject to New York City Unincorporated Business Tax.

g. Fair Value Disclosure at December 31, 2000
   ------------------------------------------
The carrying value of cash, loans receivable and accrued expenses are a reasonable estimate of their fair value because of the short-term maturity.

h. Liability Insurance
   -------------------
The Company did not maintain any liability insurance or any other form of general insurance. Although the Company is not aware of any claims resulting from product malfunctions or any other type, there is no assurance that none exists.

NOTE 2 - LOANS RECEIVABLE
-------------------------
This represents the amount of expenses incurred by the Company to be reimbursed by ITRAX. (Note 5)

NOTE 3 - ACCRUED EXPENSES
-------------------------
Accrued Expenses consists of the following at December 31, 2000:

                   Consulting                               $25,000
                   Rent                                       4,000
                   Professional Fees                         35,612
                                                            -------
                   Total                                    $64,612
                                                            =======

                              ISUMMIT PARTNERS, LLC
                          NOTES TO FINANCIAL STATEMENTS
            FROM INCEPTION JANUARY 18, 2000 THROUGH DECEMBER 31, 2000


NOTE 4 - MEMBERS' EQUITY
------------------------
The Company is a successor to ISUMMIT, INC. (the "Corporation") which was liquidated in February 2000. Pursuant to the plan of liquidation, the Corporation distributed its assets (consisting of cash, furniture and fixtures and intangibles) subject to liabilities (consisting of shareholders' loans) to the shareholders in proportion to their stock interest. Immediately thereafter the shareholders contributed the assets distributed, subject to the liabilities, to the Company, in exchange for interest in the Company, in proportion to the respective interest in the Corporation.

As of December 31, 2000, each of the members contributed their respective loan to the capital of the Company.

NOTE 5 - SUBSEQUENT EVENTS
--------------------------
On February 7, 2001 the Company was acquired by I-trax Holding in exchange for 4,222,500 shares of common stock, of which 2,086,250 were deposited with an escrow agent and will be released upon the Company reaching certain target revenues. Accordingly, the Company became a wholly owned subsidiary of I-trax Holding as of February 7, 2001.






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